JNL SERIES TRUST
                                DISTRIBUTION PLAN
--------------------------------------------------------------------------------

      WHEREAS, JNL Series Trust (the "Trust") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act").

      WHEREAS, the Trust currently issues the series of shares of beneficial interest in the Trust listed on Schedule A hereto (the "Funds") and each Fund represents a separate portfolio of investments of the Trust.

      WHEREAS, the Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the Act, whereby a Fund may issue one or more classes of shares, as shown on Schedule A hereto.

      WHEREAS, the Board of Trustees has determined that it is appropriate and desirable to use assets of Class A Shares of the Funds to reimburse certain distribution and related service expenses that are primarily intended to result in the sale of such Class A Shares of the Funds.

      WHEREAS, in furtherance of the purposes of this Distribution Plan (this "Plan") the Trust has been authorized to enter into a Distribution Agreement with Jackson National Life Distributors, LLC (the "Distributor") pursuant to which the Distributor will serve as distributor of the securities of the Funds.

      WHEREAS, a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (the "Disinterested Trustees") and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan (the "Rule 12b-1 Trustees"), have determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that adoption of this Plan will benefit the applicable Funds and their shareholders.

      NOW, THEREFORE, this Plan is adopted by the Trust on behalf of the Funds, in accordance with Rule 12b-1 under the Act, on the following terms and conditions:

1.    AUTHORIZED DISTRIBUTION AND/OR SERVICE 12b-1 FEES.

      (a) For purposes of Section 1 hereof, "Recipient" shall mean any broker or dealer, administrator, or other that (i) has rendered assistance (whether direct, administrative, or both) in the distribution of Class A Shares of a Fund; (ii) has furnished or will furnish the Distributor with such information as the Distributor has requested or may request to answer such questions as may arise concerning the sale of Class A Shares of a Fund; and (iii) has been selected by the Distributor to receive payments under this Plan. Notwithstanding the foregoing, a majority of the Rule 12b-1 Trustees may remove any broker or dealer, administrator, or other as a Recipient.

      (b) Each Fund that issues Class A Shares shall reimburse the Distributor for distribution and related additional service expenses incurred in promoting the sale of the Fund's Class A Shares at a rate of up to the rate per annum of the average daily net assets attributable to the Class A Shares, as shown on Schedule A hereto. Each Fund's Class A Shares shall bear exclusively its own costs of such reimbursements. Such distribution and related service expenses shall be calculated and accrued daily and paid within forty-five (45) days at the end of each month. In no event shall such payments exceed the Distributor's actual distribution and related service expenses for that month. The Distributor shall use such payments to reimburse itself for providing distribution and related additional services of the type contemplated herein and reviewed from time to time by the Board of Trustees, or for compensating Recipients for providing or assisting in providing such distribution and related additional services. The types of distribution and related service activities that may be reimbursed pursuant to Section 1 hereof, include, but are not limited to, the following:

            (i) Development, preparation, printing and mailing of Fund sales literature and other promotional materials describing and/or relating to the Fund, including materials intended for use by Jackson National Insurance Company and its affiliates, or for broker-dealer only use or retail use;

            (ii) Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of Fund shares;

            (iii) Servicing fees requested by broker-dealers or other financial intermediaries who sell variable insurance products that offer the Funds;

            (iv) Obtaining information and providing explanations to variable insurance contract owners regarding the Funds' investment objectives and policies and other information about the Funds, including performance of the Funds;

            (v) Training sales personnel regarding sales of variable insurance contracts that relate to the Funds offered under those contracts; and

            (vi)  Financing   other   activities  that  the  Board  of  Trustees
determines are primarily intended to result in the servicing or sale of Fund shares.

      (c) The provisions of Section 1 hereof shall apply in respect of the Class A Shares of the Funds shown on Schedule A hereto, as such schedule may be amended from time to time.

2. LIMITATIONS ON CHARGES AND FEES. Notwithstanding anything in this Plan to the contrary, all amounts payable by a Fund pursuant to Section 1 hereof shall be subject to, in the aggregate, the limitations on the payment of asset-based sales charges and service fees set forth in Section 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc.

3.    MISCELLANEOUS.

      (a) EFFECTIVENESS. This Plan shall not take effect with respect to a Fund (or a class of shares thereof) until (i) this Plan has been approved by a vote of a majority of the outstanding voting securities of the Trust entitled to vote thereon and (ii) this Plan, together with any related agreements, has been approved by a vote of both (1) the Board of Trustees and (2) the Rule 12b-1 Trustees, cast in person at a meeting (or meetings) called, at least in part, for the purpose of voting on this Plan and such related agreements. As additional Funds or classes of shares are established, this Plan shall not take effect respect such Funds or classes of shares until this Plan, together with any related agreements, has been approved by a vote of both (1) the Board of Trustees and (2) the Rule 12b-1 Trustees, cast in person at a meeting (or meetings) called, at least in part, for the purpose of voting on this Plan and such related agreements. Subject to approval as required by this paragraph and any other approvals required by the Act and the rules thereunder, this Plan shall take effect at the time

--------------------------------------------------------------------------------
                                   PAGE 2 OF 3
specified by the Board of Trustees, or, if no such time is specified by the Trustees, at the time that all necessary approvals have been obtained.

      (b) CONTINUATION. This Plan shall continue in full force and effect as to a Fund (or a class of shares thereof) for so long as such continuance is specifically approved at least annually by a vote of both (i) the Board of Trustees and (ii) the Rule 12b-1 Trustees, cast in person at a meeting called, at least in part, for the purpose of voting on this Plan.

      (c) REPORTS. The Distributor shall provide to the Board of Trustees a written report of the amounts expended or benefits received and the purposes for which such expenditures were made at such frequency as may be required under Rule 12b-1 of the Act.

      (d) RELATED AGREEMENTS. Any agreement related to this Plan must provide, in substance, (i) that the agreement may be terminated as to the Trust or any Fund (or class of shares thereof) at any time, without payment of any penalty, by vote of the Board of Trustees, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the Trust entitled to vote thereon, on not more than 30-days' written notice to any other party to the agreement, and (ii) that the agreement will terminate automatically in the event of its "assignment" (as defined in the Act).

      (e) TERMINATION. This Plan may be terminated as to the Trust or any Fund (or class of shares thereof) at any time, without payment of any penalty, by vote of the Board of Trustees, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of Trust entitled to vote thereon.

      (f) AMENDMENTS. This Plan may not be amended in any material respect unless such amendment is approved by a vote of a majority of both (i) the Board of Trustees and (ii) the Rule 12b-1 Trustees, cast in person at a meeting called, at least in part, for the purpose of voting on such approval. This Plan may not be amended to increase materially the amount to be spent for distribution unless such amendment is approved by a majority of the outstanding voting securities of the applicable Fund or class shares thereof and by a majority of both (i) the Board of Trustees and (ii) the Rule 12b-1 Trustees, cast in person at a meeting called, at least in part, for the purpose of voting on such approval.

      (g) DISINTERESTED TRUSTEES. While this Plan is in effect, at least a majority of the Trustees of the Trust must be Disinterested Trustees; only those Trustees may select and nominate any other Disinterested Trustees; and any person who acts as legal counsel for the Disinterested Trustees must be an "independent legal counsel" (as defined in the Act).

      (h) RECORDS. The Trust shall preserve copies of this Plan and any related agreement or report made pursuant to this Plan or Rule 12b-1 under the Act for a period of not less than six years from the date of this Plan or any such agreement or report, the first two years in an easily accessible place.

      (i) SEVERABILITY. The provisions of this Plan are severable as to each Fund or class of shares of a Fund, and any action to be taken with respect to this Plan shall be taken separately for each Fund or class of shares affected by the matter.

ADOPTED: APRIL 29, 2013

--------------------------------------------------------------------------------

                                   SCHEDULE A

------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM
                         FUND                                              CLASS    12b-1 FEE(1)
------------------------------------------------------------------------------------------------
                                                                          Class A      0.25%
JNL/American Funds Balanced Allocation Fund                               Class B      None
------------------------------------------------------------------------------------------------
                                                                          Class A      0.25%
JNL/American Funds Blue Chip Income and Growth Fund                       Class B      None
------------------------------------------------------------------------------------------------
                                                                          Class A      0.25%
JNL/American Funds Global Bond Fund                                       Class B      None
------------------------------------------------------------------------------------------------
                                                                          Class A      0.25%
JNL/American Funds Global Small Capitalization Fund                       Class B      None
------------------------------------------------------------------------------------------------
                                                                          Class A      0.25%
JNL/American Funds Growth Allocation Fund                                 Class B      None
------------------------------------------------------------------------------------------------
                                                                          Class A      0.25%
JNL/American Funds Growth-Income Fund                                     Class B      None
------------------------------------------------------------------------------------------------
                                                                          Class A      0.25%
JNL/American Funds International Fund                                     Class B      None
------------------------------------------------------------------------------------------------
                                                                          Class A      0.25%
JNL/American Funds New World Fund                                         Class B      None
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/AQR Managed Futures Strategy Fund                                     Class B      None
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/BlackRock Commodity Securities Strategy Fund                          Class B      None
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/BlackRock Global Allocation Fund                                      Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Brookfield Global Infrastructure Fund                                 Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Capital Guardian Global Diversified Research Fund                     Class B      None
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Capital Guardian Global Balanced Fund                                 Class B      None
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/DFA U.S. Core Equity Fund                                             Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Eagle SmallCap Equity Fund                                            Class B      none
------------------------------------------------------------------------------------------------

JNL/Eastspring Investments Asia ex-Japan Fund (FORMERLY, JNL/PAM          Class A      0.20%
ASIA EX-JAPAN FUND) FUND NAME CHANGE WAS EFFECTIVE 02-14-2012             Class B      None
------------------------------------------------------------------------------------------------

JNL/Eastspring Investments China-India Fund (FORMERLY, JNL/PAM            Class A      0.20%
CHINA-INDIA FUND) FUND NAME CHANGE WAS FFECTIVE 02-14-2012                Class B      None
------------------------------------------------------------------------------------------------

JNL/Franklin Templeton Founding Strategy Fund                             Class A      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Franklin Templeton Global Growth Fund                                 Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Franklin Templeton Global Multisector Bond Fund                       Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Franklin Templeton Income Fund                                        Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Franklin Templeton International Small Cap Growth Fund                Class B      None
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Franklin Templeton Mutual Shares Fund                                 Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Franklin Templeton Small Cap Value Fund                               Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Goldman Sachs Core Plus Bond Fund                                     Class B      none
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM
                         FUND                                              CLASS    12b-1 FEE(1)
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Goldman Sachs Emerging Markets Debt Fund                              Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Goldman Sachs Mid Cap Value Fund                                      Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Goldman Sachs U.S. Equity Flex Fund                                   Class B      none
------------------------------------------------------------------------------------------------

JNL Institutional Alt 20 Fund                                             Class A      none
------------------------------------------------------------------------------------------------

JNL Institutional Alt 35 Fund                                             Class A      none
------------------------------------------------------------------------------------------------

JNL Institutional Alt 50 Fund                                             Class A      none
------------------------------------------------------------------------------------------------

JNL Institutional Alt 65 Fund                                             Class A      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Invesco International Growth Fund                                     Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Invesco Large Cap Growth Fund                                         Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Invesco Global Real Estate Fund                                       Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Invesco Small Cap Growth Fund                                         Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Ivy Asset Strategy Fund                                               Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/JPMorgan International Value Fund                                     Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/JPMorgan MidCap Growth Fund                                           Class B      None
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/JPMorgan U.S. Government & Quality Bond Fund                          Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Lazard Emerging Markets Fund                                          Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Lazard Mid Cap Equity Fund                                            Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/M&G Global Basics Fund                                                Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/M&G Global Leaders Fund                                               Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Mellon Capital Bond Index Fund                                        Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund     Class B      None
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Mellon Capital Emerging Markets Index Fund                            Class B      None
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Mellon Capital European 30 Fund                                       Class B      None
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Mellon Capital Global Alpha Fund                                      Class B      none
------------------------------------------------------------------------------------------------

JNL/Mellon Capital Index 5 Fund                                           Class A      None
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Mellon Capital International Index Fund                               Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Mellon Capital Pacific Rim 30 Fund                                    Class B      none
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       A-2

------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM
                         FUND                                              CLASS    12b-1 FEE(1)
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Mellon Capital Small Cap Index Fund                                   Class B      none
------------------------------------------------------------------------------------------------

JNL/Mellon Capital 10 x 10 Fund                                           Class A      None
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Mellon Capital S&P 500 Index Fund                                     Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Mellon Capital S&P 400 MidCap Index Fund                              Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Mellon Capital Utilities Sector Fund                                  Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Morgan Stanley Mid Cap Growth Fund                                    Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Neuberger Berman Strategic Income Fund                                Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Oppenheimer Global Growth Fund                                        Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/PIMCO Real Return Fund                                                Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/PIMCO Total Return Bond Fund                                          Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/PPM America Floating Rate Income Fund                                 Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/PPM America High Yield Bond Fund                                      Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/PPM America Mid Cap Value Fund                                        Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/PPM America Small Cap Value Fund                                      Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/PPM America Value Equity Fund                                         Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/Red Rocks Listed Private Equity Fund                                  Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/T. Rowe Price Established Growth Fund                                 Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/T. Rowe Price Mid-Cap Growth Fund                                     Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/T. Rowe Price Short-Term Bond Fund                                    Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/T. Rowe Price Value Fund                                              Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/WMC Balanced Fund                                                     Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/WMC Money Market Fund                                                 Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/WMC Value Fund                                                        Class B      none
------------------------------------------------------------------------------------------------

JNL/S&P Managed Growth Fund                                                            none
------------------------------------------------------------------------------------------------

JNL/S&P Managed Conservative Fund                                                      none
------------------------------------------------------------------------------------------------

JNL/S&P Managed Moderate Growth Fund                                                   none
------------------------------------------------------------------------------------------------

JNL/S&P Managed Moderate Fund                                                          none
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       A-3

------------------------------------------------------------------------------------------------
                                                                                      MAXIMUM
                         FUND                                              CLASS    12b-1 FEE(1)
------------------------------------------------------------------------------------------------
JNL/S&P Managed Aggressive Growth Fund                                                 none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/S&P Competitive Advantage Fund                                        Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/S&P Dividend Income & Growth Fund                                     Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/S&P Intrinsic Value Fund                                              Class B      none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/S&P Total Yield Fund                                                  Class B      none
------------------------------------------------------------------------------------------------

JNL/S&P 4 Fund                                                                         none
------------------------------------------------------------------------------------------------
                                                                          Class A      0.20%
JNL/UBS Large Cap Select Growth Fund                                      Class B      None
------------------------------------------------------------------------------------------------

JNL Disciplined Moderate Fund                                                          none
------------------------------------------------------------------------------------------------

JNL Disciplined Moderate Growth Fund                                                   none
------------------------------------------------------------------------------------------------

JNL Disciplined Growth Fund                                                            none
------------------------------------------------------------------------------------------------

(1) As a percentage of the average daily net assets attributable to the specified class of shares.

--------------------------------------------------------------------------------
                                       A-4